UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 12, 2010
DORAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 12, 2010, the Restated Certificate of Incorporation of Doral Financial Corporation (the “Company”) was amended to increase the number of authorized shares of common stock from 97,500,000 to 300,000,000 and the number of authorized shares of capital stock from 137,500,000 to 340,000,000. The Certificate of Amendment to the Company’s Restated Certificate of Incorporation filed with the Secretary of State of the Commonwealth of Puerto Rico on March 12, 2010 is attached to this filing as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On March 12, 2010, a special meeting of the Company’s common stockholders was held in which the holders of the Company’s common stock approved the two proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on March 2, 2010. Those proposals were as follows:

Proposal 1:	to authorize and approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 97,500,000 to 300,000,000 and the number of authorized shares of capital stock from 137,500,000 to 340,000,000; and

Proposal 2:	to authorize and approve, for purposes of the rules of the New York Stock Exchange, the issuance of 16,500,000 shares of the Company’s common stock, in connection with the proposed exchange of the Company’s 7.00% Noncumulative Monthly Income Preferred Stock, Series A, 8.35% Noncumulative Monthly Income Preferred Stock, Series B, 7.25% Noncumulative Monthly Income Preferred Stock, Series C, and 4.75% Perpetual Cumulative Convertible Preferred Stock, upon the terms and conditions set forth in the Company’s Registration Statement on Form S-4, filed with the Commission on December 22, 2009, as amended.
As of the record date (February 12, 2010), there were 62,064,303 outstanding shares of common stock of the Company. A total of 50,608,156 shares of common stock were present at the special meeting, either in person or by proxy.
Approximately 78% of the shares outstanding and entitled to vote on the record date, voted in favor of Proposal 1 and approximately 81% of the shares outstanding and entitled to vote on the record date, voted in favor of Proposal 2.

Item 9.01	Financial Statement and Exhibits.
     (d) Exhibits
Exhibit 3.1 — Certificate of Amendment to the Company’s Restated Certificate of Incorporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL COROPRATION
	By:	/s/ Enrique R. Ubarri
Date: March 16, 2010		Name:	Enrique R. Ubarri
		Title:	Executive Vice President and General Counsel